SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	December 23, 2003

               Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

      13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices, including zip code)

          (262) 789-1011
(Registrant’s telephone number)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press release of Ridgestone Financial Services, Inc., dated December 23, 2003.

Item 9.	Regulation FD Disclosure.

        On December 23, 2003, Ridgestone Financial Services, Inc. (the “Company”) issued a press release announcing that its board of directors has appointed Christine V. Lake to serve as President and Chief Operating Officer of the Company and its subsidiary, Ridgestone Bank. A copy of the press release is furnished herewith as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Dated:December 23, 2003	By: /s/ Paul E. Menzel
Paul E. Menzel
Chairman of the Board and
Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number           Description

(99)               Press release of Ridgestone Financial Services, Inc., dated December 23, 2003.